UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

Citigroup Investments Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MARCH 31, 2006

Citigroup Investments

Corporate Loan Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Citigroup Investments Corporate Loan Fund Inc.

Semi-Annual Report  •  March 31, 2006

What’s Inside

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter that GDP growth didn’t surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75% — its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

As expected, both short- and long-term yields rose over the reporting period. During the six months ended March 31, 2006, two-year Treasury yields increased from 4.21% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.39% to 4.86%. During much of the reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period. However, unlike the Treasury yield curve, the municipal bond curve did not invert.

Citigroup Investments Corporate Loan Fund Inc.         I

Performance Review

For the six months ended March 31, 2006, the Citigroup Investment Corporate Loan Fund Inc. returned 4.09%, based on its net asset value (“NAV”)iv and 4.56% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Lipper Loan Participation Closed-End Funds Category Averagev increased 3.58% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.4285 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$14.42 (NAV)	4.09%

$13.20 (Market Price)	4.56%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

II         Citigroup Investments Corporate Loan Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and the Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XTLIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 10, 2006

Citigroup Investments Corporate Loan Fund Inc.          III

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds. Please see the Fund’s prospectus for more information on these and other risks.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 51 funds in the Fund’s Lipper category, and excluding sales charges.

IV         Citigroup Investments Corporate Loan Fund Inc.

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 23. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (March 31, 2006) (unaudited)

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

Face Amount	Security(a)(b)	Value(c)

SENIOR COLLATERALIZED LOANS — 98.9%
Aerospace/Defense — 1.8%
$681,881	Anteon Corp., Term Loan, 6.579% due 5/2/06	$687,847
1,371,003	CACI International Inc., Term Loan, 6.140% to 6.370% due 6/9/06	1,386,142
1,400,192	ILC Industries Inc., First Lien Term Loan, 7.479% due 6/30/06	1,422,946
521,948	Standard Aero Holdings Inc., Term Loan , 6.960% to 7.070% due 6/30/06	522,111
190,270	TransDigm Inc., Term Loan, 6.990% due 4/18/06	193,065

	Total Aerospace/Defense	4,212,111

Air Transport — 1.3%
3,000,000	Delta Air Lines Inc., Term Loan B, 11.010% due 5/8/06	3,081,963

Automotive — 3.2%
	Hertz Corp.:
319,366	Synthetic Letter of Credit, 4.930% due 6/21/06	324,096
2,175,182	Term Loan, 6.890% to 7.090% due 6/5/06	2,207,392
	Keystone Automotive Industries Inc.:
620,341	Term Loan B, 6.997% to 9.250% due 6/30/06	623,055
1,641,268	Term Loan C, 7.465% to 9.250% due 6/30/06	1,648,449
2,343,169	Tire Rack Inc., Term Loan B, 6.580% to 6.730% due 6/30/06	2,362,208
321,482	United Components Inc., Tranche C, 7.220% due 5/10/06	327,007

	Total Automotive	7,492,207

Beverage and Tobacco — 2.3%
2,472,917	Commonwealth Brands Inc., Term Loan, 7.000% due 5/1/06	2,509,392
1,565,556	Constellation Brands Inc., Term Loan B, 6.313% to 6.375% due 7/31/06	1,588,355
1,356,818	Mafco Worldwide Corp., Term Loan B, 6.780% to 6.930% due 6/20/06	1,372,082

	Total Beverage and Tobacco	5,469,829

Broadcast Radio and Television — 2.5%
	Nextmedia Operating:
610,385	Delayed Draw Term Loan, 6.661% due 4/6/06	617,347
1,379,615	First Lien Term Loan, 6.753% due 4/17/06	1,395,351
1,291,957	Sun Media Corp., Term Loan B, 6.668% due 4/28/06	1,310,528
2,487,437	Susquehanna Media Co., Term Loan C, 6.330% due 4/28/06	2,492,101

	Total Broadcast Radio and Television	5,815,327

Building and Development — 8.7%
1,750,000	Capital Automotive REIT, Term Loan, 6.340% due 4/3/06	1,769,532
2,500,000	Contech Construction Products Inc., Term Loan, 6.670% to 6.980% due 7/31/06	2,537,500
424,934	Custom Building Products Inc., Term Loan B, 7.071% to 7.210% due 6/30/06	429,361
4,000,000	General Growth Properties, Inc., Term Loan A, 6.060% due 4/24/06	3,999,724
1,419,724	Landsource Communities Development LLC, Term Loan B, 7.250% due 4/12/06	1,428,154
1,418,842	Lion Gables Realty, L.P., Term Loan, 6.420% due 4/7/06	1,426,317
	Masonite International Corp.:
799,740	Canadian Term Loan, 6.630% to 6.979% due 6/30/06	791,424
801,102	Term Loan, 6.630% to 6.979% due 6/30/06	792,773
1,668,707	Panolam Industries International, Term Loan, 7.729% due 6/30/06	1,693,738

See Notes to Financial Statements.

2         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Security(a)(b)	Value(c)
Building and Development — 8.7% (continued)
	Pike Electric Inc.:
$330,889	Term Loan B, 6.188% due 4/6/06	$335,025
376,524	Term Loan C, 6.250% due 4/13/06	381,231
2,500,000	Shea Capital I LLC, Term Loan, 6.690% due 5/2/06	2,504,687
2,500,000	South Edge LLC, Term Loan C, 6.875% due 4/28/06	2,521,355

	Total Building and Development	20,610,821

Business Equipment and Services — 6.2%
952,573	Buhrmann U.S. Inc., Term Loan D-1, 6.440% to 6.670% due 6/19/06	965,959
405,636	Coinstar Inc., Term Loan, 6.550% due 4/10/06	409,946
2,333,333	Deluxe Inc., First Lien Term Loan, 8.729% due 6/30/06	2,372,223
2,529,676	Fidelity National Information Solutions Inc., Term Loan B, 6.470% due 4/11/06	2,552,997
1,711,507	Global Cash Access LLC, Term Loan, 7.079% due 4/28/06	1,735,040
480,319	MAXIM Crane Works, L.P., Term Loan, 6.875% to 8.750% due 6/30/06	488,275
2,493,750	Nasdaq Stock Market Inc., Term Loan B, 6.188% to 6.563% due 9/13/06	2,517,648
435,954	N.E.W. Holdings I LLC, First Lien Term Loan, 7.313% to 7.875% due 7/13/06	441,403
2,493,750	Sedgewick CMS, Term Loan B, 6.829% to 6.979% due 6/30/06	2,530,638
683,749	Verifone Inc., Term Loan B, 6.418% due 4/28/06	691,869

	Total Business Equipment and Services	14,705,998

Cable and Satellite Television — 3.4%
1,642,967	Bragg Communications Inc., New Term Loan B, 6.810% due 5/31/06	1,664,531
2,500,000	Century Cable Holdings LLC, Discretionary Term Loan, 9.750% due 6/1/06	2,442,500
3,910,000	Insight Midwest Holdings LLC, Term Loan C, 7.000% due 6/30/06	3,970,648

	Total Cable and Satellite Television	8,077,679

Chemicals/Plastics — 7.2%
	Basell Finance Co.:
833,333	Term Loan B2, 7.310% due 5/31/06	849,219
166,667	Term Loan B4, 7.310% due 5/31/06	169,844
833,333	Term Loan C2, 7.668% due 4/28/06	849,219
166,667	Term Loan C4, 7.668% due 4/28/06	169,844
763,462	Berry Plastics Corp., Term Loan, 6.840% due 6/6/06	775,311
	Brenntag Holdings:
196,364	Acquisition Term, 7.440% due 7/18/06	199,555
803,636	Term Loan B2, 7.440% due 7/18/06	816,495
2,740,889	Celanese AG, Dollar Term Loan, 6.979% due 6/30/06	2,783,716
1,000,000	Columbian Chemicals Co., Term Loan B, 6.688% due 6/16/06	1,008,750
1,942,857	Covalence Specialty Materials Corp., Term Loan B, 6.563% due 4/18/06	1,969,571
1,239,366	Hercules Inc., Term Loan B, 6.060% to 6.479% due 6/30/06	1,251,759
2,500,000	ISP Chemco, Term Loan, 6.500% due 5/16/06	2,529,240
2,722,500	Rockwood Specialties Group Inc., Tranche E Term Loan, 6.668% due 4/28/06	2,761,848
946,549	Unifrax Corp., New Term Loan, 7.125% due 4/28/06	958,381

	Total Chemicals/Plastics	17,092,752

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Security(a)(b)	Value(c)
Clothing/Textiles — 0.7%
	National Bedding Co.:
$497,500	First Lien Term Loan, 6.600% to 8.750% due 6/30/06	$503,781
500,000	Second Lien Term Loan, 9.602% to 9.777% due 4/20/06	509,679
609,615	William Carter Co., Term Loan B, 6.418% to 6.541% due 7/31/06	617,489

	Total Clothing/Textiles	1,630,949

Conglomerates — 0.3%
762,183	TriMas Corp., Term Loan B, 8.375% due 4/18/06	770,440

Containers and Glass Products — 2.0%
2,000,000	Crown Americas LLC, Term Loan B, 6.440% due 6/23/06	2,016,250
2,759,131	Graphic Packaging International Inc., Term Loan C, 6.716% to 7.190% due 7/3/06	2,806,122

	Total Containers and Glass Products	4,822,372

Drugs — 1.1%
2,558,869	Leiner Health Products Group Inc., Term Loan B, 8.480% to 8.610% due 9/29/06	2,595,653
17,331	NBTY Inc., Term Loan C, 6.813% due 5/22/06	17,505

	Total Drugs	2,613,158

Ecological Services and Equipment — 0.8%
1,997,443	IESI Corp., Term Loan, 6.350% to 6.520% due 5/22/06	2,024,908

Electronics/Electric — 1.6%
2,000,000	Aspect Software, First Lien Term Loan, 7.438% due 6/22/06	2,023,126
	Bridge Information Systems Inc.:
497,238	Multi-Draw Term Loan, 10.500% due 6/30/06 (d)	9,945
922,171	Term Loan B, 10.750% due 6/30/06 (d)	18,443
539,945	Fairchild Semiconductor Corp., Term Loan B-3, 6.625% due 5/1/06	543,995
	Infor Global Solutions:
303,719	First Lien Term Loan, 7.490% due 4/13/06	304,288
446,281	First Lien Term Loan LUX, 7.490% due 4/24/06	447,118
500,000	Serena Software Inc., Term Loan B, 6.948% due 4/10/06	507,438

	Total Electronics/Electric	3,854,353

Equipment Leasing — 0.1%
306,113	Kinetic Concepts Inc., Term Loan B-2, 6.730% due 6/30/06	310,004

Food Products — 2.1%
1,084,535	American Seafoods Group LLC, Term Loan B1, 6.729% due 6/30/06	1,100,803
223,077	Del Monte Corp., Term Loan, 6.140% due 4/28/06	224,611
661,731	Keystone Foods Holdings LLC, New Term Loan, 6.625% to 6.750% due 6/30/06	670,830
2,104,859	Michael Foods Inc., Term Loan B-1, 6.671% to 7.032% due 9/22/06	2,135,117
897,092	Reddy Ice Group Inc., Term Loan, 6.319% due 4/12/06	906,904

	Total Food Products	5,038,265

Food Service — 0.5%
812,896	Dr. Pepper Bottling Co. of Texas Inc., Term Loan B, 6.794% due 4/21/06	824,886
340,996	Jack In The Box Inc., Term Loan B, 6.030% to 6.610% due 6/30/06	344,619

	Total Food Service	1,169,505

See Notes to Financial Statements.

4         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Security(a)(b)	Value(c)
Food/Drug Retailers — 1.5%
$752,258	General Nutrition Centers Inc., Tranche B, 7.610% to 7.800% due 5/30/06	$764,482
2,852,628	Jean Coutu Group Inc., Term Loan B, 7.188% due 4/28/06	2,884,524

	Total Food/Drug Retailers	3,649,006

Forest Products — 1.6%
714,063	Boise Cascade Corp., Term Loan D, 6.594% to 6.750% due 6/30/06	724,247
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 2.350% due 4/3/06	265,854
1,880,039	Term Loan B, 6.938% to 7.125% due 6/5/06	1,907,770
637,808	Term Loan C, 6.938% to 7.125% due 6/5/06	647,215
207,718	Term Loan C1, 6.938% due 4/3/06	210,781

	Total Forest Products	3,755,867

Healthcare — 9.2%
748,125	Accellent Corp., Term Loan, 6.800% due 5/30/06	755,139
416,682	Alderwoods Group Inc., Term Loan B2, 6.691% to 6.753% due 7/24/06	421,370
2,500,000	AMN Healthcare Inc., Term Loan B, 6.729% due 6/30/06	2,530,470
3,165,430	Community Health Systems Inc., Term Loan, 6.560% due 5/30/06	3,209,613
338,149	Conmed Corp., Term Loan C, 6.950% due 4/24/06	340,262
3,295,319	Davita Inc., Term Loan B, 6.530% to 7.110% due 9/29/06	3,342,346
2,287,752	Encore Medical IHC Inc., Term Loan B, 7.530% to 7.690% due 5/9/06	2,313,490
1,540,254	Hanger Orthopedic Group Inc., Term Loan B, 8.729% due 6/30/06	1,563,358
2,333,823	Multiplan Inc., Term Loan, 7.330% due 5/1/06	2,342,575
2,500,000	Patheon Inc., Term Loan B, 6.639% due 4/28/06	2,515,625
845,567	Rotech Healthcare Inc., Term Loan B, 7.980% due 6/30/06	854,023
1,665,531	Vicar Operating Inc., Term Loan, 6.375% due 4/28/06	1,682,186

	Total Healthcare	21,870,457

Home Furnishings — 1.1%
1,116,827	Sealy Mattress Co., Term Loan D, 6.500% to 6.570% due 6/1/06	1,132,533
	Simmons Co.:
274,076	Term Loan, 8.500% due 7/26/06	275,926
1,265,979	Tranche C, 7.250% to 9.250% due 7/26/07	1,287,145

	Total Home Furnishings	2,695,604

Hotels/Motels/Inns and Casinos — 7.9%
2,523,546	Alliance Gaming Corp., Term Loan B, 8.180% due 7/6/06	2,554,303
1,879,131	Ameristar Casinos Inc., Initial Term Loan, 6.329% due 4/28/06	1,898,804
837,992	Boyd Gaming Corp., Term Loan B, 6.479% to 6.610% due 9/29/06	848,117
2,500,000	Greektown Holdings LLC, Term Loan B, 7.070% due 4/12/06	2,537,500
267,566	Green Valley Ranch Gaming LLC, Term Loan B, 6.979% due 6/30/06	271,245
2,487,500	Isle of Capri Black Hawk LLC, Term Loan, 6.560% to 6.979% due 6/30/06	2,506,154
2,487,500	Penn National Gaming Inc, Term Loan B, 6.260% to 6.730% due 6/30/06	2,524,423
2,484,918	Pinnacle Entertainment Inc., Term Loan, 6.780% due 4/21/06	2,506,659
	Venetian Casino Resorts LLC:
512,821	Term B Delayed Draw, 6.730% due 6/30/06	518,791
2,487,179	Term B Funded, 6.730% due 6/30/06	2,516,132

	Total Hotels/Motels/Inns and Casinos	18,682,128

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Security(a)(b)	Value(c)
Industrial Equipment — 4.2%
$2,495,759	Douglas Dynamics LLC, Term Loan, 6.729% due 6/30/06	$2,533,196
989,016	Enersys Inc., New Term Loan, 6.671% to 7.030% due 9/21/06	1,001,378
2,365,183	Flowserve Corp., Term Loan, 6.500% to 6.750% due 6/30/06	2,399,552
443,571	Goodman Global Holdings Inc., Term Loan, 6.125% due 5/10/06	447,730
1,981,827	Norcross Safety Products LLC, Term Loan, 6.823% to 8.750% due 8/3/06	1,996,691
604,875	Penn Engineering & Manufacturing, Term Loan, 7.479% due 6/30/06	612,436
995,951	Thermal North America, Term Loan B, 6.730% due 6/30/06	1,003,421

	Total Industrial Equipment	9,994,404

Insurance — 1.1%
2,468,750	Hilb, Rogal & Hamilton Co., Term Loan B, 7.125% due 4/28/06	2,488,809

Leisure — 6.3%
1,381,964	Auto Europe Group LLC, First Lien Term Loan, 8.079% due 4/28/06	1,398,375
625,000	Century Theatres Inc., Term Loan, 6.695% due 6/1/06	632,813
305,297	Detroit Red Wings Inc., Term Loan A, 7.229% due 6/30/06	306,823
250,000	London Arena & Waterfront Finance LLC, Term Loan, 8.380% due 6/9/06	253,438
1,848,847	Movie Gallery Inc., Term Loan B, 8.730% due 6/30/06	1,673,062
2,982,035	Regal Cinemas Inc., Term Loan, 6.729% due 6/30/06	3,015,025
1,500,000	Southwest Sports Group LLC, Term Loan, 7.440% due 6/23/06	1,518,750
1,976,237	Universal City Development Partners, L.P., Term Loan B, 6.600% to 6.980% due 6/30/06	2,003,000
516,178	Visant Corp., Term Loan C, 7.318% due 9/29/06	523,867
3,571,206	Warner Music Group Acquisition Corp., Term Loan, 6.371% to 6.810% due 5/31/06	3,620,588

	Total Leisure	14,945,741

Non-Ferrous Metals/Materials — 2.1%
484,500	Compass Minerals Group Inc., Term Loan, 6.318% to 6.500% due 7/27/06	488,285
	Longyear Holdings Inc.:
251,165	First Lien Canadian Term Loan, 7.980% due 6/30/06	255,247
1,738,835	First Lien Term Loan, 7.980% due 6/30/06	1,767,091
2,300,629	Walter Industries Inc., Term Loan B, 6.216% to 6.979% due 6/30/06	2,327,949

	Total Non-Ferrous Metals/Materials	4,838,572

Oil & Gas — 4.4%
	Astoria Generating Company Acquisitions LLC:
177,665	Letter of Credit, 6.940% due 6/23/06	179,904
822,335	Term Loan B, 6.870% to 6.940% due 6/23/06	832,700
432,291	Dresser Inc., Term Loan C, 7.330% due 4/28/06	439,856
356,760	Lyondell-Citgo Refining, L.P., Term Loan, 6.979% due 6/30/06	360,327
2,000,000	Markwest Energy Operating Company LLC, Term Loan, 7.014% due 6/8/06	2,025,000
2,523,122	Regency Gas Services LLC, Tranche B Term Loan, 7.230% due 6/30/06	2,557,815
880,576	Semcrude, L.P., Term Loan, 7.080% to 8.250% due 6/30/06	882,777
	Targa Resources:
1,043,478	Bridge Term Loan, 6.830% due 5/31/06	1,048,696
378,682	Synthetic Letter of Credit, 6.780% due 4/3/06	384,599
1,569,951	Term Loan B, 6.918% to 7.230% due 8/31/06	1,594,481

	Total Oil & Gas	10,306,155

See Notes to Financial Statements.

6         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount	Security(a)(b)	Value(c)
Publishing — 2.9%
$280,932	CBD Media Inc., Term Loan D, 7.240% due 4/18/06	$285,322
1,760,490	Dex Media East LLC, Term Loan B, 6.360% to 6.730% due 6/30/06	1,777,796
2,711,559	Dex Media West LLC, Term Loan B, 6.360% to 6.730% due 6/30/06	2,739,238
1,994,949	R.H. Donnelley Inc., Term Loan D-1, 6.430% to 6.480% due 6/30/06	2,006,670

	Total Publishing	6,809,026

Rail Industries — 0.6%
	RailAmerica Inc.:
112,600	Canadian Term Loan, 7.063% due 5/24/06	114,383
1,187,838	Term Loan, 7.063% due 5/24/06	1,206,645

	Total Rail Industries	1,321,028

Retailers — 1.9%
418,249	Alimentation Couche-Tard Inc., Term Loan, 6.625% due 4/28/06	423,738
2,848,101	Neiman-Marcus Group Inc., Term Loan, 7.340% due 6/6/06	2,892,985
1,158,402	TravelCenters of America Inc., Term Loan B, 6.440% to 6.860% due 9/29/06	1,171,723

	Total Retailers	4,488,446

Steel — 2.0%
829,855	Techs, Term Loan, 7.980% due 6/30/06	830,893
	Tube City IMS Corp.:
875,000	Second Lien Term Loan, 10.530% due 4/3/06	879,250
3,062,859	Tranche C First Lien Term Loan, 7.280% due 4/3/06	3,112,755

	Total Steel	4,822,898

Surface Transport — 0.9%
2,020,759	Transport Industries, L.P., Term Loan B, 7.188% due 4/6/06	2,048,544

Telecommunications/Cellular Communications — 4.2%
997,500	Block Communications Inc., Term Loan, 6.979% due 6/30/06	1,011,839
1,915,833	Centennial Cellular Operating Company, New Term Loan, 6.830% to 7.318% due 9/29/06	1,945,370
1,492,500	Cincinnati Bell Inc., Term Loan, 6.140% to 6.416% due 5/31/06	1,504,859
3,000,000	FairPoint Communications Inc., Additional Replacement Term Loan, 6.750% due 6/30/06	3,026,625
750,000	Madison River Capital, LLC, Term Loan B, 6.800% due 4/6/06	759,844
1,220,000	Qwest Corp., Term Loan A, 9.503% due 4/18/06	1,253,169
498,750	Time Warner Telecom Holdings Inc., Term Loan B, 7.110% to 7.480% due 6/30/06	507,478

	Total Telecommunications/Cellular Communications	10,009,184

Utilities — 1.2%
989,902	LSP-Kendall Energy LLC, Term Loan, 6.979% due 6/30/06	991,139
1,357,255	Reliant Energy Inc., Term Loan, 6.915% due 5/15/06	1,363,052
450,844	Reliant Energy Resources Corp., Term Loan, 7.175% due 4/24/06	450,844

	Total Utilities	2,805,035

	TOTAL SENIOR COLLATERALIZED LOANS (Cost — $233,377,844)	234,323,545

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         7

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security(a)(b)	Value(c)
COMMON STOCK — 0.2%
INFORMATION TECHNOLOGY — 0.2%
Internet Software & Services — 0.2%
257,967	SAVVIS Inc. (Cost — $0)	$386,950

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $233,377,844)	234,710,495

Face Amount
SHORT-TERM INVESTMENT — 0.9%
Commercial Paper — 0.9%
$2,149,000	Bear Stearns Co., 4.850% due 4/3/06 (Cost — $2,148,421)	2,148,421

	TOTAL INVESTMENTS — 100.0% (Cost — $235,526,265#)	$236,858,916

(a)	Interest rates represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity date represents the latest maturity date.
(c)	Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
(d)	Security is currently in default.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
Term	— Term Loan typically with a First Lien on specified assets.
Second Lien	— Subordinate Loan to First Lien.
REIT	— Real Estate Investment Trust.

Certain term loans have different letter designations which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

8         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (March 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $235,526,265)	$236,858,916
Receivable for securities sold	2,926,094
Interest receivable	1,794,607
Prepaid expenses	20,713

Total Assets	241,600,330

LIABILITIES:
Loan payable (Note 4)	12,000,000
Due to custodian	1,349,153
Investment management fee payable	163,680
Distributions payable to Auction Rate Cumulative Preferred Stockholders	144,928
Payable for securities purchased	125,000
Interest payable (Note 4)	49,208
Directors’ fees payable	2,895
Accrued expenses	113,860

Total Liabilities	13,948,724

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000

Total Net Assets	$142,651,606

NET ASSETS:
Par value ($0.001 par value; 9,892,850 shares issued and outstanding; 50,000,000 common shares authorized)	$9,893
Paid-in capital in excess of par value	146,483,656
Undistributed net investment income	1,056,394
Accumulated net realized loss on investments	(6,230,988)
Net unrealized appreciation on investments	1,332,651

Total Net Assets	$142,651,606

Shares Outstanding	9,892,850

Net Asset Value	$14.42

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended March 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$7,875,447

EXPENSES:
Investment management fee (Note 2)	938,284
Interest expense (Note 4)	218,177
Auction participation fees (Note 5)	107,405
Legal fees	57,205
Audit and tax	52,038
Directors’ fees	44,068
Transfer agent fees	43,773
Shareholder reports	26,576
Commitment fees (Note 4)	11,685
Auction agent fees	8,121
Stock exchange listing fees	7,450
Custody fees	6,982
Excise tax	6,820
Rating agency fees	6,302
Insurance	2,410
Miscellaneous expenses	5,251

Total Expenses	1,542,547
Less: Fee waiver and/or expense reimbursement (Note 2)	(5,023)

Net Expenses	1,537,524

Net Investment Income	6,337,923

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	186,556
Change in Net Unrealized Appreciation/Depreciation From Investments	489,705

Net Gain on Investments	676,261

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(1,831,104)

Increase in Net Assets From Operations	$5,183,080

See Notes to Financial Statements.

10         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended March 31, 2006 (unaudited) and the year ended September 30, 2005

	2006	2005
OPERATIONS:
Net investment income	$6,337,923	$9,534,941
Net realized gain	186,556	147,259
Change in net unrealized appreciation/depreciation	489,705	51,514
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,831,104)	(2,469,256)

Increase in Net Assets From Operations	5,183,080	7,264,458

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,239,086)	(6,914,213)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(4,239,086)	(6,914,213)

FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	—	138,242

Increase in Net Assets From Fund Share Transactions	—	138,242

Increase in Net Assets	943,994	488,487
NET ASSETS:
Beginning of period	141,707,612	141,219,125

End of period*	$142,651,606	$141,707,612

* Includes undistributed net investment income of:	$1,056,394	$788,661

See Notes to Financial Statements.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         11

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2006(1)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.32		$14.29	$13.93	$13.24	$14.15	$15.14

Income (Loss) From Operations:
Net investment income	0.64		0.96	0.73	0.75	0.90	1.22
Net realized and unrealized gain (loss)	0.08		0.02	0.42	0.81	(0.79)	(0.93)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.19)		(0.25)	(0.11)	(0.12)	(0.09)	—

Total Income From Operations	0.53		0.73	1.04	1.44	0.02	0.29

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	—	—	(0.12)	—

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.43)		(0.70)	(0.68)	(0.75)	(0.81)	(1.26)
Net realized gains	—		—	—	—	—	(0.02)

Total Distributions Paid to Common Stock Shareholders	(0.43)		(0.70)	(0.68)	(0.75)	(0.81)	(1.28)

Net Asset Value, End of Period	$14.42		$14.32	$14.29	$13.93	$13.24	$14.15

Market Price, End of Period	$13.20		$13.05	$14.58	$14.45	$11.83	$12.82

Total Return, Based on Net Asset Value(2)	4.09%		5.46%	7.55%	11.64%	(0.30)%	2.44%

Total Return, Based on Market Price(2)	4.56%		(5.80)%	5.79%	29.61%	(1.67)%	(4.33)%

Net Assets, End of Period (millions)	$143		$142	$141	$136	$130	$138

Ratios to Average Net Assets:(3)
Gross expenses	2.18	%(4)	2.27%	2.25%	2.40%	2.63%	4.57%
Gross expenses, excluding interest expense	1.87	(4)	2.22	2.25	2.40	2.63	4.57
Net expenses	2.17	(4)(5)	2.27	2.25	2.40	2.63	4.57
Net expenses, excluding interest expense	1.86	(4)(5)	2.22	2.25	2.40	2.63	4.57
Net investment income	8.95	(4)	6.71	5.14	5.62	6.48	8.31

Portfolio Turnover Rate	51%		81%	110%	55%	57%	23%

Auction Rate Cumulative Preferred Stock:(6)
Total Amount Outstanding (000s)	$85,000		$85,000	$85,000	$85,000	$85,000	—
Asset Coverage Per Share	66,956		66,678	66,535	65,140	63,105	—
Involuntary Liquidating Preference Per Share(7)	25,000		25,000	25,000	25,000	25,000	—
Average Market Value Per Share(7)	25,000		25,000	25,000	25,000	25,000	—

(1)	For the six months ended March 31, 2006 (unaudited).
(2)	The total return calculation assumes that all distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(3)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.
(6)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.
(7)	Excludes accrued or accumulated dividends.

See Notes to Financial Statements.

12         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Citigroup Investments Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), the Fund’s investment manager, a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), with the assistance of the Citigroup Alternative Investments LLC (“CAI”), the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited) (continued)

GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason. As a result, the Fund’s investment adviser, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to October 1, 2005, the Fund paid SBFM a fee for its advisory and administration services at an annual rate of 1.05% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the period October 1, 2005 through November 30, 2005, the Fund paid the Manager a management fee for its advisory and administration services calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Under the new Investment Management agreement effective December 1, 2005, the Fund pays the Manager a management fee calculated at an annual rate of 0.80% of the

14         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended March 31, 2006, the Manager reimbursed expenses amounting to $5,023.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$159,685,740

Sales	115,216,795

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,010,037
Gross unrealized depreciation	(1,677,386)

Net unrealized appreciation	$1,332,651

4.	Commitments

The Fund has a 364 days revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. This agreement terminates on May 31, 2006. The Fund is currently renegotiating its revolving credit agreement. Upon Board approval, we expect to renew this agreement for another 364 days. The Fund pays a facility fee quarterly at 0.125% per annum on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2006 was $202,156. At March 31, 2006 the Fund has $12 million of borrowings outstanding per this credit agreement.

5.	Auction Rate Cumulative Preferred Stock

As of March 31, 2006, the Fund has 3,400 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”).

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 3.770% to 4.900% during the six months ended March 31, 2006. At March 31, 2006, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	4.900%	4.640%

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), a wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2006, CGM earned $107,405 as a participating broker/dealer.

6.	Capital Shares

Capital stock transactions were as follows:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
Shares issued on reinvestment	—	9,635

7.	Capital Loss Carryforward

As of September 30, 2005, the Fund had, for federal income tax purposes, a net capital loss carryforward of $5,915,818, of which $43,917 will expire in 2009, $224,102 will expire in 2010, $221,575 will expire in 2011, $5,010,233 will expire in 2012 and $415,991 will expire in 2013. This amount will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under

16         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and did not implement the transfer agent arrangement described above. Therefore, this Fund has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), both affiliates of the Manager, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM and SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

18         Citigroup Investments Corporate Loan Fund Inc. 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which included Smith Barney Fund Management LLC (the “Manager”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s then current management agreement (the “Prior Management Agreement”) and subadvisory agreement (the “Prior Subadvisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and a new subadvisory agreement between the Manager and Citigroup Alternative Investments LLC, the Fund’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”), and authorized the Fund’s officers to submit the New Management Agreement and New Subadvisory Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 11, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved continuance of the Prior Management Agreement and Prior Subadvisory Agreement until the closing of the Transaction and the New Management Agreement and the New Subadvisory Agreement to take effect upon such closing. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

Citigroup Investments Corporate Loan Fund Inc.         19

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason had advised the Board Members that (a) it intended to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it would take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it expected that these combination processes would result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams would remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason had advised the Board that following the Transaction, they did not expect any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason agreed not to take any action not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers would continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the division of responsibilities between the Manager and the Subadviser and the services provided by each of them, and the cost to the Manager of obtaining those services;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

20         Citigroup Investments Corporate Loan Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the New Management Agreement, but would remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the Prior Management Agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, within the past year the Board had performed a full annual review of the Prior Management Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Management Agreement, and reached substantially the same conclusions.

In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) the fact that the fees paid to the Subadviser (which are paid by the Manager and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;

(iii) that, within the past year the Board had performed a full annual review of the Prior Subadvisory Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the Prior Subadvisory Agreement, and reached substantially the same conclusions;

(iv) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and

(v) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

Citigroup Investments Corporate Loan Fund Inc.         21

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement and subadvisory agreement. The following table provides the number of votes cast for, against, as well as the number of abstentions as to the matters voted on at the Special Meeting of Shareholders.

Items Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
New Management Agreement	4,425,543	371,744	181,655	0
New Subadvisory Agreement	4,381,025	393,862	177,869	0

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Citigroup Investments Corporate Loan Fund Inc. was held on January 27, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Nominee	Common Shares	Preferred Shares Series A and B	Total
Dwight B. Crane
For	7,587,515.555	2,530.000	7,590,045.555
Withheld	364,010.000	30.000	364,040.000

Paolo M. Cucchi
For	N/A	2,530.000	2,530.000
Withheld	N/A	30.000	30.000

William R. Hutchinson
For	7,587,841.555	2,530.000	7,590,371.555
Withheld	363,684.000	30.000	363,714.000

22         Citigroup Investments Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

Citigroup Investments Corporate Loan Fund Inc.         23

Dividend Reinvestment Plan (unaudited) (continued)

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

24         Citigroup Investments Corporate Loan Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and
Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Steven Frank

Controller

Ted P. Becker

Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
    Management LLC

CUSTODIAN

State Street Bank and Trust     Company

TRANSFER AGENT

American Stock Transfer &     Trust Company

59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of Citigroup Investments Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

www.leggmason.com/InvestorServices

FD01642 5/06	SR06-42

CITIGROUP INVESTMENTS

CORPORATE LOAN FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

Item 4.	Principal Accountant Fees and Services

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1 (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Citigroup Investments Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Citigroup Investments Corporate Loan Fund Inc.

Date: June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Citigroup Investments Corporate Loan Fund Inc.

Date: June 8, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Citigroup Investments Corporate Loan Fund Inc.

Date: June 8, 2006